                                                                    Exhibit 99.2

                    STATUS OF THE MASTER SETTLEMENT AGREEMENT

The Master Settlement Agreement ("MSA") is subject to final judicial approval (i.e., trial court approval and the expiration of the time for review or appeal with respect to such approval) in each of the settling jurisdictions. If a settling jurisdiction does not obtain final judicial approval by December 31, 2001, the agreement will be terminated with respect to such state; the agreement, however, will remain in effect as to each settling jurisdiction in which final judicial approval is obtained. The MSA has been approved by trial courts in all of the 52 settling jurisdictions, except Missouri. In addition, as described in Item 3. Legal Proceedings, above, under the heading "Litigation Settlements," there are a number of other suits pending related to the MSA.

                                                       FINAL
                                                      JUDICIAL
JURISDICTION             TRIAL COURT APPROVAL         APPROVAL
---------------------------------------------------------------
American Samoa                      X                     X
---------------------------------------------------------------
Alabama                             X                     X
---------------------------------------------------------------
Alaska                              X                     X
---------------------------------------------------------------
Arizona                             X                     X
---------------------------------------------------------------
Arkansas                            X                     X
---------------------------------------------------------------
California                          X                     X
---------------------------------------------------------------
Colorado                            X                     X
---------------------------------------------------------------
Connecticut                         X                     X
---------------------------------------------------------------
District of Columbia                X                     X
---------------------------------------------------------------
Delaware                            X                     X
---------------------------------------------------------------
Georgia                             X                     X
---------------------------------------------------------------
Guam                                X                     X
---------------------------------------------------------------
Hawaii                              X                     X
---------------------------------------------------------------
Idaho                               X                     X
---------------------------------------------------------------
Illinois                            X                     X
---------------------------------------------------------------
Indiana                             X                     X
---------------------------------------------------------------
Iowa                                X                     X
---------------------------------------------------------------
Kansas                              X                     X
---------------------------------------------------------------
Kentucky                            X                     X
---------------------------------------------------------------
Louisiana                           X                     X
---------------------------------------------------------------
Maine                               X                     X
---------------------------------------------------------------
Maryland                            X                     X
---------------------------------------------------------------
Massachusetts                       X                     X
---------------------------------------------------------------
Michigan                            X                     X
---------------------------------------------------------------
Missouri                            X
---------------------------------------------------------------
Montana                             X                     X
---------------------------------------------------------------
Nebraska                            X                     X
---------------------------------------------------------------
Nevada                              X                     X
---------------------------------------------------------------
New Hampshire                       X                     X
---------------------------------------------------------------
New Jersey                          X                     X
---------------------------------------------------------------
New Mexico                          X                     X
---------------------------------------------------------------
New York                            X                     X
---------------------------------------------------------------

                                                                    Exhibit 99.2

                                                       FINAL
                                                      JUDICIAL
JURISDICTION             TRIAL COURT APPROVAL         APPROVAL
---------------------------------------------------------------
North Carolina                      X                     X
---------------------------------------------------------------
North Dakota                        X                     X
---------------------------------------------------------------
Northern Marianas                   X                     X
---------------------------------------------------------------
Ohio                                X                     X
---------------------------------------------------------------
Oklahoma                            X                     X
---------------------------------------------------------------
Oregon                              X                     X
---------------------------------------------------------------
Pennsylvania                        X                     X
---------------------------------------------------------------
Puerto Rico                         X                     X
---------------------------------------------------------------
Rhode Island                        X                     X
---------------------------------------------------------------
South Carolina                      X                     X
---------------------------------------------------------------
South Dakota                        X                     X
---------------------------------------------------------------
Tennessee                           X                     X
---------------------------------------------------------------
Utah                                X                     X
---------------------------------------------------------------
Vermont                             X                     X
---------------------------------------------------------------
Virgin Islands                      X                     X
---------------------------------------------------------------
Virginia                            X                     X
---------------------------------------------------------------
Washington                          X                     X
---------------------------------------------------------------
West Virginia                       X                     X
---------------------------------------------------------------
Wisconsin                           X                     X
---------------------------------------------------------------
Wyoming                             X                     X
---------------------------------------------------------------